UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMAZON.COM, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! AMAZON.COM, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 AMAZON.COM, INC. You invested in AMAZON.COM, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 22, 2024. Vote Virtually at the Meeting* May 22, 2024 9:00 a.m., Pacific Time Virtually at: www.virtualshareholdermeeting.com/AMZN2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V29744-P05744-Z86979 2024 Annual Meeting Vote by May 21, 2024 11:59 p.m., Eastern Time. For shares held in a Plan, vote by May 19, 2024 11:59 p.m., Eastern Time. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com or scan the QR Barcode below OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to view the proxy materials and to vote on these important matters.

Voting Items		Board Recommends
1.	ELECTION OF DIRECTORS	
	Nominees:	
1a.	Jeffrey P. Bezos	For
1b.	Andrew R. Jassy	For
1c.	Keith B. Alexander	For
1d.	Edith W. Cooper	For
1e.	Jamie S. Gorelick	For
1f.	Daniel P. Huttenlocher	For
1g.	Andrew Y. Ng	For
1h.	Indra K. Nooyi	For
1i.	Jonathan J. Rubinstein	For
1j.	Brad D. Smith	For
1k.	Patricia Q. Stonesifer	For
1l.	Wendell P. Weeks	For
2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS	For
3.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	For
4.	SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL BOARD COMMITTEE TO OVERSEE PUBLIC POLICY	Against
5.	SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL BOARD COMMITTEE TO OVERSEE THE FINANCIAL IMPACT OF POLICY POSITIONS	Against
6.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER DUE DILIGENCE	Against
7.	SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON LOBBYING	Against
8.	SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON GENDER/RACIAL PAY	Against
9.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON VIEWPOINT RESTRICTION	Against
10.	SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON STAKEHOLDER IMPACTS	Against
11.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PACKAGING MATERIALS	Against
12.	SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON FREEDOM OF ASSOCIATION	Against
13.	SHAREHOLDER PROPOSAL REQUESTING ALTERNATIVE EMISSIONS REPORTING	Against
14.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER USE OF CERTAIN TECHNOLOGIES	Against
15.	SHAREHOLDER PROPOSAL REQUESTING A POLICY TO DISCLOSE DIRECTORS' POLITICAL AND CHARITABLE DONATIONS	Against
16.	SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL BOARD COMMITTEE TO OVERSEE ARTIFICIAL INTELLIGENCE	Against
17.	SHAREHOLDER PROPOSAL REQUESTING A REPORT ON WAREHOUSE WORKING CONDITIONS	Against

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

V29745-P05744-Z86979